UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 3, 2023 (April 2, 2023)

GENCO SHIPPING & TRADING LIMITED
(Exact name of registrant as specified in its charter)

Republic of the Marshall Islands	001-33393	98-0439758
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

299 Park Avenue 12th Floor New York, NY (Address of principal executive offices)	10171 (Zip code)

Registrant’s telephone number, including area code:  (646) 443-8550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $0.01 per share	GNK	New York Stock Exchange (NYSE)

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 2, 2023, in connection with the consolidation of the chartering and operations departments of Genco Shipping & Trading Limited (the “Company”), Jesper Christensen was appointed as the Company’s Chief Commercial Officer.  These consolidated departments will report directly to him in his new role.

Mr. Christensen, age 36, previously served as the Company’s Vice President, Head of Chartering since June 2021. From March 2017 until his appointment as Vice President, Head of Chartering, he served as the Company’s Vice President and Commercial Director, Minor Bulk Fleet, responsible for the global chartering activities of the Company’s minor bulk fleet.  Mr. Christensen has over 16 years of experience in the shipping industry with a focus on commercial management in the dry cargo sector. Prior to joining the Company, Mr. Christensen served as Director, Head of Chartering Stamford at Clipper Bulk Shipping Ltd.  Mr. Christensen has a Graduate Diploma in Business Administration (Organization and Management) from Copenhagen Business School and completed the shipping education program at the Maritime University of Denmark.

In connection with his employment, Mr. Christensen will be eligible for awards under the Company’s 2015 Equity Incentive Plan and to participate in other compensation plans for executive officers.

There are no arrangements or understandings between Mr. Christensen and any other person pursuant to which he was selected as Chief Commercial Officer. There are no family relationships between Mr. Christensen and any director or executive officer of the Company, and he has not been a party to any transaction required to be disclosed pursuant to Item 404(a) of Securities and Exchange Commission Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Genco Shipping & Trading Limited has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENCO SHIPPING & TRADING LIMITED

DATE: April 3, 2023

/s/ Apostolos Zafolias
Apostolos Zafolias
Chief Financial Officer